Exhibit 99.2

PRESS RELEASE June 16, 2014

For Immediate Release Contact: Courtney Huber email: chuber@sajan.com phone: 715-426-9505

Sajan, Inc. Announces Expectations of Record Revenue for 2nd Quarter 2014

RIVER FALLS, Wis. – June 16, 2014: Sajan, Inc. (SAJA), a leading provider of global language services and translation management system technology, today reported that it expects its revenue for the second quarter ending June 30, 2014, to be in the range of $6,800,000 to $7,100,000. This compares to revenue of $6,133,000 generated during the same period last year.

“We believe in light of our announcement of a reverse stock split, it is important to let the market know that we are expecting a record quarter for revenue and that the second quarter will be our sixth consecutive quarter of double-digit revenue growth,” said Shannon Zimmerman, CEO of Sajan.

About Sajan

Sajan is a leading provider of global language translation and localization services, helping clients around the world expand seamlessly into any global market. The foundation of Sajan’s solution is its industry-leading language translation management system technology, Sajan Transplicity, which provides process automation and innovative multilingual content reuse to ensure schedule predictability, higher quality and cost efficiencies for its clients. By working closely with its clients, Sajan’s experienced team of localization professionals develops tailored solutions that lend flexibility to any large or small business that truly desires to “think globally but act locally.” Based in the United States, Sajan also has offices in Ireland, Spain and Singapore. Visit Sajan online at www.sajan.com.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for certain forward-looking statements. The Company’s Annual Report on Form 10-K, its Quarterly Report on Form 10-Q and other filings with the Securities and Exchange Commission, the Company’s press releases and oral statements made with the approval of an authorized executive officer, contain forward-looking statements that reflect the Company’s current views with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated. The words “aim,” “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that indicate future events and trends identify forward-looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including, but not limited to those set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the Securities and Exchange Commission on March 21, 2014, under the heading “Item 1A. Risk Factors.” The Company does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Registration Statement and Prospectus

The issuer has filed a registration statement (including a prospectus) with the SEC for an offering of common stock. The registration statement has not yet become effective, and the securities may not be sold nor may offers to buy the securities be accepted prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Before investing, prospective investors for the above-mentioned offering should read the prospectus in the registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-328-4000.

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